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                                                                     EXHIBIT 4.1


COMMON STOCK                THE TRIZETTO GROUP              COMMON STOCK

[NUMBER]                                                    [SHARES]

INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
OF THE STATE OF DELAWARE                                    CERTAIN TRANSACTIONS

                                                            CUSIP 896882 10 7

THIS CERTIFIES THAT



is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                            THE TRIZETTO GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

/s/                                      /s/
-----------------------------------      --------------------------------------
SECRETARY                                PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR

BY:
   ------------------------------
   AUTHORIZED SIGNATURE

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          The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                  UNIF GIFT MIN ACT -- Custodian
TEN ENT  -- as tenants by the entireties          under Uniform Gifts to Minors
JT TEN   -- as joint tenants with right of        Act
            survivorship and not as tenants
            in common                             UNIF TRF MIN ACT -- Custodian
COM PROP -- as community property                 under Uniform Transfers to
                                                  Minors Act

    Additional abbreviations may also be used though not in the above list.

For Value Received,                                      hereby sell(s),
                    ------------------------------------
assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------  attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
       ------------------------------------


NOTICE:
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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed






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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.